                                                         UNITED STATES
                                              SECURITIES AND EXCHANGE COMMISSION
                                                    Washington, D.C. 20549

                                                           FORM 8-K

                                                        CURRENT REPORT
                                              Pursuant to Section 13 or 15(d) of
                                              The Securities Exchange Act of 1934

                                Date of Report (Date of earliest event reported) March 2, 2009.

                            BA CREDIT CARD TRUST*                                                  BA MASTER CREDIT CARD TRUST II
          (Exact name of issuing entity as specified in its charter)                   (Exact name of issuing entity as specified in its charter)
                        (Issuing Entity of the Notes)                                        (Issuing Entity of the Collateral Certificate)

                                        Commission File Number of depositor: 333-141948

                                                  BA CREDIT CARD FUNDING, LLC
                                     (Exact name of depositor as specified in its charter)

                                            FIA CARD SERVICES, NATIONAL ASSOCIATION
                                      (Exact name of sponsor as specified in its charter)

                            Delaware                                                          Delaware
         (State or Other Jurisdiction of Incorporation)                    (State or Other Jurisdiction of Incorporation)
________________________________________________________________        ______________________________________________________

                 c/o BA Credit Card Funding, LLC                                  c/o BA Credit Card Funding, LLC
                     214 North Tryon Street                                            214 North Tryon Street
                   Suite #21-39, NC1-027-21-04                                      Suite #21-39, NC1-027-21-04
                 Charlotte, North Carolina 28255                                  Charlotte, North Carolina 28255
________________________________________________________________        ______________________________________________________
             (Address of Principal Executive Office)                          (Address of Principal Executive Office)

                         (704) 683-4915                                                    (704) 683-4915
________________________________________________________________        ______________________________________________________
             (Telephone Number, including area code)                          (Telephone Number, including area code)

                          333-141948-02                                                    333-141948-01
________________________________________________________________        ______________________________________________________
                    (Commission File Numbers)                                        (Commission File Numbers)

                           01-0864848                                                        01-0864848
________________________________________________________________        ______________________________________________________
              (I.R.S. Employer Identification No.)                              (I.R.S. Employer Identification No.)
________________________________________________________________        ______________________________________________________

                               N/A                                                              N/A
________________________________________________________________        ______________________________________________________
     (Former name or address, if changed since last report)            (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________
* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central
  Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 - Other Events.

Item 8.01. Other Events.

Class D Certificates

On March 2, 2009, the following amendments were executed in connection with the issuance of a subordinate class called the
Class D Certificates that will provide credit enhancement to every outstanding BA Credit Card Trust ("BACCT") note and BA
Master Credit Card Trust II ("Master Trust II") investor certificate:

         •    Series 1997-B.  The Series 1997-B Supplement, dated as of February 27, 1997, was amended by the Amended and Restated
              Series 1997-B Supplement, by and among FIA Card Services, National Association ("FIA"), as Servicer, BA Credit
              Card Funding, LLC ("Funding"), as Transferor, and The Bank of New York Mellon, as Trustee (the "Trustee"), dated as of March 2, 2009.  The amount of the Series 1997-B Class D Certificate is $89,740,000.

         •    Series 1999-J.  The Series 1999-J Supplement, dated as of September 23, 1999, was amended by the Amended and
              Restated Series 1999-J Supplement, by and among FIA, as Servicer, Funding, as Transferor, and the Trustee, dated as of March 2, 2009.  The amount of the Series 1999-J Class D Certificate is $89,740,000.

         •    Series 2000-E.  The Series 2000-E Supplement, dated as of June 1, 2000, was amended by the Amended and Restated
              Series 2000-E Supplement, by and among FIA, as Servicer, Funding, as Transferor, and the Trustee, dated as of
              March 2, 2009.  The amount of the Series 2000-E Class D Certificate is $51,030,000.

         •    Series 2000-H.  The Series 2000-H Supplement, dated as of August 23, 2000, was amended by the Amended and Restated
              Series 2000-H Supplement, by and among FIA, as Servicer, Funding, as Transferor, and the Trustee, dated as of
              March 2, 2009.  The amount of the Series 2000-H Class D Certificate is $62,820,000.

         •    Series 2001-B.  The Series 2001-B Supplement, dated as of March 8, 2001, was amended by the Amended and Restated
              Series 2001-B Supplement, by and among FIA, as Servicer, Funding, as Transferor, and the Trustee, dated as of
              March 2, 2009.  The amount of the Series 2001-B Class D Certificate is $67,310,000.

         •    Series 2001-D.  The Second Amended and Restated Series 2001-D Supplement, dated as of October 20, 2006, was amended by the Third Amended and Restated Series 2001-D Supplement, by and among FIA, as Servicer, Funding, as Transferor, and the Trustee, dated as of March 2, 2009.  The amount of the Series 2001-D Class D Certificate is variable depending upon the adjusted outstanding dollar principal amount of the BACCT notes, but will approximately equal
              8% of the sum of the adjusted outstanding dollar principal amount of the BACCT notes and the Series 2001-D Class
              D Certificate.

For each Series, the Class D Certificates will receive no interest payments and will absorb losses due to investor charge-offs prior to any other outstanding class of BACCT notes or Master Trust II investor certificates, as applicable.
Funding will own all of the Class D Interests.

Discount Option

On March 1, 2009, Funding designated 6.00% of principal receivables arising in Master Trust II after that date as "Discount
Option Receivables," and will apply collections on those Discount Option Receivables as finance charge collections thereafter.  Applying collections of Discount Option Receivables as finance charge collections will have the effect of increasing yield.  This designation of principal receivables will continue through September 30, 2009.  Funding also may continue to designate new principal receivables as Discount Option Receivables after September 30, 2009 by making another designation pursuant to Section 2.08 of the Pooling and Servicing Agreement for Master Trust II.

Section 9 - Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

         The following are filed as Exhibits to this Report.

         Exhibit 4.1       Amended and Restated Series 1997-B Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.2       Amended and Restated Series 1999-J Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.3       Amended and Restated Series 2000-E Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.4       Amended and Restated Series 2000-H Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.5       Amended and Restated Series 2001-B Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.6       Amended and Restated Series 2001-D Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

                                                          SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BA CREDIT CARD FUNDING, LLC
                                                     Acting solely in its capacity as
                                                     depositor of BA Master Credit Card Trust II and
                                                     BA Credit Card Trust

                                                              By: /s/ Keith W. Landis
                                                                  Name:  Keith W. Landis
                                                                  Title: Vice President

March 2, 2009

EXHIBIT INDEX

         Exhibit No.                                 Description

         Exhibit 4.1       Amended and Restated Series 1997-B Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.2       Amended and Restated Series 1999-J Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.3       Amended and Restated Series 2000-E Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.4       Amended and Restated Series 2000-H Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.5       Amended and Restated Series 2001-B Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.

         Exhibit 4.6       Amended and Restated Series 2001-D Supplement to the Second Amended and Restated Pooling and
                           Servicing Agreement, dated as of March 2, 2009.